UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

MyMD Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

855 N. Wolfe Street, Suite 601

Baltimore, MD 21205

(856) 848-8698

March 13, 2023

To the Stockholders of MyMD Pharmaceuticals, Inc.:

You are cordially invited to attend a special meeting (the “Special Meeting”) of the stockholders of MyMD Pharmaceuticals, Inc. (the “Company”), to be conducted in a virtual format only via live audio webcast at 10:00 a.m. Eastern Time, on Thursday, April 20, 2023, at www.virtualshareholdermeeting.com/MYMD2023SM.

To provide access to our stockholders regardless of geographic location and assist in protecting the health and well-being of our stockholders and employees, this year’s Special Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Special Meeting by visiting www.virtualshareholdermeeting.com/MYMD2023SM and entering the 16-digit control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Special Meeting, please call the technical support number available on the virtual meeting page on the morning of the Special Meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Special Meeting, after receiving the proxy materials, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. As an alternative to voting during the Special Meeting, you may vote via the Internet or telephone or by signing, dating, and returning the enclosed proxy card or voting form. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting.

Thank you for your support of our company. I look forward to seeing you at the virtual Special Meeting.

By Order of the Board,

/s/ Joshua Silverman
Joshua Silverman
Chairman of the Board of Directors
March 13, 2023

Important Notice Regarding The Availability Of Proxy Materials For The STOCKholder Meeting To Be Held On Thursday, April 20, 2023:

Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at: www.proxyvote.com.

MyMD Pharmaceuticals, Inc.

855 N. Wolfe Street, Suite 601

Baltimore, MD 21205

(856) 848-8698

Notice of Special Meeting of Stockholders

to be Held on April 20, 2023

The special meeting (the “Special Meeting”) of the stockholders of MyMD Pharmaceuticals, Inc., a New Jersey corporation (the “Company”), will be held at 10:00 a.m. Eastern Time, on Thursday, April 20, 2023, in a virtual format only via live audio website at www.virtualshareholdermeeting.com/MYMD2023SM. We will consider and act on the following items of business at the Special Meeting:

1.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying shares of convertible preferred stock and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated February 21, 2023, by and among MyMD Pharmaceuticals, Inc. and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants) (the “Issuance Proposal”);

2.	A proposal to approve an amendment to our Restated Certificate of Incorporation to define the threshold required to achieve a quorum at a meeting of the Company’s stockholders as one third of the shares entitled to vote at such meeting (the “Charter Amendment Proposal”);

3.	A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal or the Charter Amendment Proposal; and

4.	Such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3.

To provide access to our stockholders regardless of geographic location and assist in protecting the health and well-being of our stockholders and employees, this Special Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Special Meeting by visiting www.virtualshareholdermeeting.com/MYMD2023SM and entering the 16-digit control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Special Meeting, please call the technical support number available on the virtual meeting page on the morning of the Special Meeting.

The Board of Directors has fixed the close of business on February 23, 2023, as the record date (the “Record Date”) for the Special Meeting. Only holders of record of shares of our common stock, no par value (the “Common Stock”), and our Series D Convertible Preferred Stock (the “Series D Preferred Stock”) on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for examination during normal business hours for ten (10) calendar days before the Special Meeting at our address above. To the extent office access is impracticable, you may email Karen Smith of Advantage Proxy, Inc., our proxy solicitor, at ksmith@advantageproxy.com for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the Record Date. The stockholder list will also be available online during the Special Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting in person, we request that you vote your shares electronically via the Internet (or by completing, dating, signing and mailing the enclosed proxy card) in accordance with the instructions set out in the form of proxy card and in the Proxy Statement to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of the Board,

/s/ Chris Chapman, M.D.
Chris Chapman, M.D.
Chief Medical Officer and President
March 13, 2023

MyMD Pharmaceuticals, Inc.

855 N. Wolfe Street, Suite 601

Baltimore, MD 21205

(856) 848-8698

Proxy Statement

for

Special Meeting of Stockholders

To be Held on April 20, 2023

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “MyMD” refer to MyMD Pharmaceuticals, Inc., a New Jersey corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, no par value (the “Common Stock”), and our Series D Convertible Preferred Stock (the “Series D Preferred Stock”) entitled to vote at the special meeting of stockholders of the Company (the “Special Meeting”).

Your proxy is solicited by the Board of Directors (the “Board”) on behalf of MyMD Pharmaceuticals, Inc. to be voted at the Special Meeting to be held on April 20, 2023, at the time and virtual location and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. To provide access to our stockholders regardless of geographic location and assist in protecting the health and well-being of our stockholders and employees, this Special Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Special Meeting.

This proxy statement summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote. The proxy card is a means by which you actually authorize the proxies to vote your shares in accordance with your instructions. Hard copies of this proxy statement, along with the Notice and a proxy card are being mailed to our stockholders of record as of the close of business on February 23, 2023, beginning on or about March 13, 2023. See “About the Special Meeting” beginning on page 2 for more information.

Our executive offices are located at, and our mailing address is, 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE Meeting of STOCKHOLDERs TO BE HELD ON April 20, 2023:

Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at: www.proxyvote.com.

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About The Special Meeting

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy materials in the future, he or she may contact MyMD Pharmaceuticals, Inc., by sending an email to privard@mymd.com, Attn: General Counsel, or calling (856) 848-8698 and asking for Mr. Rivard. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

1.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock underlying shares of convertible preferred stock and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated February 21, 2023, by and among MyMD Pharmaceuticals, Inc. and the investors named therein (the “Securities Purchase Agreement”), in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants) (the “Issuance Proposal” or “Proposal 1”);

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2.	A proposal to approve an amendment to our Restated Certificate of Incorporation (the “Charter”) to define the threshold required to achieve a quorum at a meeting of the Company’s stockholders as one third of the shares entitled to vote at such meeting (the “Charter Amendment Proposal” or “Proposal 2”);

3.	A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal or the Charter Amendment Proposal (the “Adjournment Proposal” or “Proposal 3”); and

4.	Such other business as may arise and that may properly be conducted at the Special Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of our Notice and Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you may receive a Notice, proxy card and Proxy Statement for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on February 23, 2023 (the “Record Date”). The Record Date was established by the Board as required by New Jersey law. On the Record Date, 39,470,009 shares of Common Stock were issued and outstanding. On the Record Date, 72,992 shares of Series D Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series D Preferred Stock as set forth in the certificate of designations for the Series D Preferred Stock, the holder of Series D Preferred Stock is entitled to 36,496 votes on the proposals described in this Proxy Statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Special Meeting?

Holders of Common Stock and the Series D Preferred Stock at the close of business on the Record Date may vote at the Special Meeting.

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What are the voting rights of the stockholders?

The Company has two outstanding classes of voting stock entitled to vote at the Special Meeting, Common Stock and Series D Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Special Meeting. Each holder of Series D Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series D Preferred Stock held by such holder are then convertible with respect to any and all matters presented to the stockholders for their action or consideration. Holders of the Series D Preferred Stock vote together with the holders of Common Stock as a single class, except as provided by law and except as set forth in the respective certificates of designation for the Series D Preferred Stock. Holders of our Common Stock and Series D Preferred Stock will vote together as a single class on all matters described in this Proxy Statement.

Certain stockholders, who beneficially held approximately 44% of our outstanding Common Stock as of the Record Date, are party to a voting agreement pursuant to which, among other things, each such stockholder agreed, solely in their capacity as a stockholder, to vote all of their shares of Common Stock in favor of the approval of the Issuance Proposal and against any actions that could adversely affect our ability to perform our obligations under the Securities Purchase Agreement. The voting agreement also places certain restrictions on the transfer of the shares of Common Stock held by the signatories thereto.

What constitutes a quorum for the Special Meeting?

The holders of the shares entitled to cast a majority of the votes at a meeting of stockholders shall constitute a quorum at such meeting. If a quorum is not present or represented at the Special Meeting, then the Chairman at the meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice, Proxy Statement and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice and Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

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What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. None of the proposals being presented to stockholders at the Special Meeting is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding a proposal, your broker will not be permitted to exercise discretionary voting authority to vote your shares on that proposal.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Special Meeting in person or by proxy.

●	You may submit your proxy on the Internet or by phone. Stockholders may vote via the Internet at www.proxyvote.com or by phone (as per instructions on the proxy card), 24 hours per day and seven days per week. You will need the control number included on your proxy card. Votes submitted via the Internet or phone must be received by 11:59 p.m. Eastern Time, on Wednesday, April 19, 2023.

●	You may submit your proxy by mail. Stockholders may vote by signing and dating the proxy card and mailing it in the enclosed prepaid and addressed envelope. If you mark your choices on the card, your shares will be voted as you instruct.

●	You may vote during the Special Meeting. Instructions on how to vote while participating in the Special Meeting via live webcast are posted at www.virtualshareholdermeeting.com/MYMD2023SM.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting your proxy, you will direct the designated person (known as a “proxy”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Chris Chapman, M.D. to serve as the proxy for the Special Meeting.

Your proxy will be valid only if you complete and return it before the Special Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” for Proposals 1, 2 and 3. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy.

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What if I have technical difficulties or trouble accessing the Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Special Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.

Who counts the votes?

All votes will be tabulated by Paul Rivard, the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

Can I vote my shares at the Special Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Special Meeting by submitting your vote electronically during the Special Meeting.

If you hold your shares in “street name,” you may vote your shares at the Special Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Special Meeting, we recommend that you submit your proxy as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

What are my choices when voting?

You may vote for, vote against or abstain from voting on each proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares “FOR” Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxy will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted “FOR” Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

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If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares on any of the proposals being presented at the Special Meeting. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Special Meeting and voting at the Special Meeting. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares by submitting your vote by accessing the voting link at the Special Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

●	Giving written notice of revocation to the Company addressed to Paul Rivard, at our address above, which notice must be received before 5:00 p.m. Eastern Time, on April 14, 2023.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, approval of each proposal will require the affirmative vote of a majority of the votes cast at the Special Meeting by the holders of shares entitled to vote on such proposal.

How are abstentions and broker non-votes treated?

Any stockholder who is present at the Special Meeting, either in person or by proxy, who abstains from voting will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your broker will be unable to vote your shares on any of the proposals being presented at the Special Meeting, and your shares will not be included in the determination of the number of shares present at the Special Meeting for determining a quorum and will have no effect on the outcome of the vote with respect to any proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

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What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. In addition, we have retained Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for a fee of $10,000 plus customary expenses.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as Advantage, the proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of Advantage as well as the reimbursement of expenses of Advantage will be borne by us. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the person named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Special Meeting.

Who can help answer my questions?

The information provided above in this “question and answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Advantage. Banks, brokers and stockholders may call Advantage at 1-877-870-8565.

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Proposal 1: Approval of the Issuance of

Shares of Common Stock

Background and Description of Proposal

Financing Transaction

On February 21, 2023, we entered into the Securities Purchase Agreement with certain accredited investors (the “Investors”), pursuant to which we agreed to sell in a registered direct offering (the “Offering”) (i) an aggregate of 15,000 shares (the “Preferred Shares”) of our newly-designated Series F Convertible Preferred Stock, with a stated value of $1,000 per Preferred Share and without par value (the “Preferred Stock”), initially convertible into up to 6,651,885 shares of Common Stock (the “Conversion Shares”), and (ii) Warrants to acquire up to an aggregate of 6,651,885 shares of Common Stock, subject to adjustment (the “Warrant Shares”). The Conversion Price (as defined below) is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Conversion Price (subject to certain exceptions).

In connection with the Offering, we agreed to seek the approval of our stockholders for the issuance of Conversion Shares upon conversion of the Preferred Shares, including any Installment Conversion (as defined below), and Warrant Shares upon exercise of the Warrants, including any additional shares of Common Stock issuable upon conversion of the Preferred Shares or upon exercise of the Warrants as a result of the anti-dilution adjustments discussed herein.

Reasons for the Financing Transaction

As of September 30, 2022, our cash and cash equivalents were approximately $300,000. In February 2023, our Board determined that it was necessary to raise additional funds for general corporate purposes.

We believe that the Offering, which yielded gross proceeds of $15 million, was necessary in light of our cash and funding requirements at the time. We also believe that the anti-dilution protections contained in the Certificate of Designations of Series F Convertible Preferred Stock (the “Certificate of Designations”) and the Warrants were reasonable in light of market conditions and the size and type of the Offering and that we would not have been able to complete the sale of the Preferred Shares and Warrants unless such anti-dilution provisions were offered. In addition, at the time of the Offering, our Board considered numerous alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Offering.

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Securities Purchase Agreement

The Preferred Shares and Warrants were issued on February 23, 2023 (the “Closing”) pursuant to the terms of the Securities Purchase Agreement. The Securities Purchase Agreement provided for the sale of the Preferred Shares and the Warrants at the Closing for gross proceeds of approximately $15 million.

The Securities Purchase Agreement obligates us to indemnify the Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, (ii) any breach of any obligation of ours and (iii) certain claims by third parties.

The Securities Purchase Agreement contains representations and warranties of us and the Investors that are typical for transactions of this type. In addition, the Securities Purchase Agreement contains customary covenants on our part that are typical for transactions of this type as well as the following additional covenants: (i) until all Warrants are exercised, we agreed not to enter into any variable rate transactions; (ii) for approximately ten months after the execution of the Securities Purchase Agreement, we agreed not to issue or sell any equity security or convertible security, subject to certain exceptions; (iii) we agreed to offer to the Investors, until the later of no Preferred Shares being outstanding and the maturity date of the Preferred Shares, the opportunity to participate in any subsequent securities offerings by us; and (iv) we agreed to hold a stockholder meeting no later than June 15, 2023, at which we would use our best efforts to solicit our stockholders’ affirmative vote for approval of our issuance of the maximum number of Conversion Shares issuable upon conversion of the Preferred Shares and the maximum number of Warrant Shares issuable upon exercise of the Warrants, each in accordance with applicable law and the rules and regulations of the Nasdaq Stock Market. This Issuance Proposal is intended to fulfill this final covenant.

Voting Agreement

Certain stockholders, who beneficially held approximately 44% of our outstanding Common Stock as of the Record Date, are party to a voting agreement pursuant to which, among other things, each such stockholder agreed, solely in their capacity as a stockholder, to vote all of their shares of Common Stock in favor of the approval of the Issuance Proposal and against any actions that could adversely affect our ability to perform our obligations under the Securities Purchase Agreement. The voting agreement also places certain restrictions on the transfer of the shares of Common Stock held by the signatories thereto.

Preferred Shares

The terms of the Preferred Shares are as set forth in a Certificate of Designations, which was filed with the Secretary of State for the State of New Jersey on February 22, 2023. The Certificate of Designations was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on February 21, 2023, and is incorporated herein by reference.

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The Preferred Shares are convertible into the Conversion Shares at the election of the holder at any time at an initial conversion price of $2.255 per share (the “Initial Conversion Price,” and, as adjusted from time to time, the “Conversion Price”). The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based anti-dilution adjustment in the event of any issuances of our Common Stock, or securities convertible, exercisable or exchangeable for our Common Stock, at a price below the then-applicable Conversion Price (subject to certain exceptions). We are required to redeem the Preferred Shares in 12 equal monthly installments, commencing on July 1, 2023. The amortization payments due upon such redemption are payable, at our election, in cash at 105% of the applicable payment amount due, or, subject to certain limitations, in shares of Common Stock valued at the lower of (i) the Conversion Price then in effect and (ii) the greater of (A) 80% of the average of the three lowest closing prices of our Common Stock during the thirty trading day period immediately prior to the date the amortization payment is due or (B) the Floor Price (as defined below) (any such payment of a monthly installment in shares of our Common Stock, an “Installment Conversion”). For purposes of the Certificate of Designations, the “Floor Price” means the lower of (x) $0.4014 and (y) 20% of the “Minimum Price” (as defined in Rule 5635 of the Rules of the Nasdaq Stock Market (the “Nasdaq Listing Rules”)) on the date of the Nasdaq Stockholder Approval (as defined below) (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events) or, in any case, such lower amount as permitted, from time to time, by the Nasdaq Stock Market; provided that if the Floor Price is the lowest effective price, we will be required to pay the amortization payment in cash. We may require holders to convert their Preferred Shares into Conversion Shares if (i) the closing price of our Common Stock exceeds $6.765 per share for 20 consecutive trading days, (ii) the daily dollar trading volume of the Common Stock has exceeded $3,000,000 per trading day during the same period and (iii) certain equity conditions described in the Certificate of Designations are satisfied.

The holders of the Preferred Shares are entitled to dividends of 10.0% per annum, compounded monthly, which will be payable in cash or shares of Common Stock at the Company’s option, in accordance with the terms of the Certificate of Designations. Upon the occurrence and during the continuance of a Triggering Event (as defined in the Certificate of Designations), the Preferred Shares will accrue dividends at the rate of 15.0% per annum. Upon conversion or redemption, the holders of the Preferred Shares are also entitled to receive a dividend make-whole payment. The holders of Preferred Shares have no voting rights on account of the Preferred Shares, other than with respect to certain matters affecting the rights of the Preferred Shares.

Notwithstanding the foregoing, our ability to settle conversions and make dividend make-whole payments using shares of Common Stock is subject to certain limitations set forth in the Certificate of Designations, including a limit on the number of shares that may be issued until the time, if any, that our stockholders have approved the issuance of more than 19.9% of our outstanding shares of Common Stock in accordance with the Nasdaq Listing Rules (the “Nasdaq Stockholder Approval”). We agreed to seek stockholder approval of these matters at a meeting to be held no later than June 15, 2023. The Special Meeting is being held and this Issuance Proposal is being submitted to our stockholders in order to obtain the Nasdaq Stockholder Approval. Further, the Certificate of Designations contains a certain beneficial ownership limitations after giving effect to the issuance of shares of Common Stock issuable upon conversion of, or as part of any dividend make-whole payment under, the Certificate of Designations.

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The Certificate of Designations includes certain Triggering Events (as defined in the Certificate of Designations), including, among other things, (i) the failure to maintain an effective registration statement covering the sale of the Conversion Shares and the Warrant Shares and (ii) the failure to pay any amounts due to the holders of the Preferred Shares when due. In connection with a Triggering Event, each holder of Preferred Shares will be able to require us to redeem in cash any or all of the holder’s Preferred Shares at a premium set forth in the Certificate of Designations.

We are subject to certain affirmative and negative covenants regarding the incurrence of indebtedness, acquisition and investment transactions, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends (other than dividends pursuant to the Certificate of Designations), distributions or redemptions, and the transfer of assets, among other matters.

Warrants

The Warrants are exercisable for Warrant Shares immediately at an initial exercise price of $2.255 per share (the “Exercise Price”) and expire five years from the date of issuance. The Exercise Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Exercise Price (subject to certain exceptions). The Warrants may be exercised for cash, provided that, if there is no effective registration statement available registering the exercise of the Warrants, the Warrants may be exercised on a cashless basis.

Effect of Issuance of Securities

The potential issuance of 6,651,885 Conversion Shares and 6,651,885 Warrant Shares, plus any additional shares of Common Stock issued pursuant to an Installment Conversion or to the anti-dilution provisions contained in the Certificate of Designations and Warrants, would result in an increase in the number of shares of Common Stock outstanding, and our stockholders would incur dilution of their percentage ownership to the extent that the investors convert their Preferred Shares or exercise their Warrants, or to the extent that additional shares of Common Stock are issued pursuant to the anti-dilution terms of the Preferred Shares or the Warrants. Because of potential adjustments to the number of shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants to be issued in connection with the Offering, the exact magnitude of the dilutive effect of the Preferred Shares and Warrants cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

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Proposal to Approve Financing Transaction

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which equals 20% or more of the Common Stock or 20% or more of the voting power outstanding immediately prior to the issuance at a price that is less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement. In the case of the Offering, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the execution of the Securities Purchase Agreement, which was signed on February 21, 2023.

Immediately prior to the execution the Securities Purchase Agreement, we had 39,470,009 shares of Common Stock outstanding. Therefore, the potential issuance of 13,303,770 shares of our Common Stock (6,651,885 Conversion Shares and 6,651,885 Warrant Shares) would have constituted approximately 34% of the shares of Common Stock outstanding prior to giving effect to the financing. In addition, if we elect to pay each monthly installment in the form of an Installment Conversion, the effective Conversion Price may be significantly lower than the Initial Conversion Price, resulting in the issuance of a greater number of shares of Common Stock than would be issuable at the Initial Conversion Price. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 7,894,001 shares, which is 20% of the shares of Common Stock outstanding immediately prior to the execution of the Securities Purchase Agreement, including, without limitation, as a result of the anti-dilution feature of the Preferred Shares and Warrants, since such provisions may reduce the per share conversion price or exercise price, as the case may be, and result in the issuance of shares at less than the greater of market price or book value per share.

Stockholder approval of this Issuance Proposal is also one of the conditions for us to receive up to an additional approximately $15 million upon the exercise of the Warrants, if exercised for cash. Loss of these potential funds could jeopardize our ability to execute our business plan.

We intend to make the installment payments due to holders of the Preferred Shares in the form of Installment Conversions to the extent allowed under the Certificate of Designations and applicable law in order to preserve our cash resources. Because the effective Conversion Price used to determine the number of shares issuable in an Installment Conversion depends in part on the market price of our Common Stock at the time that an installment payment is due, we cannot predict how many shares of Common Stock we will be required to issue in such Installment Conversion. In addition, we generally have no control over whether the Preferred Share holders convert their Preferred Shares (other than pursuant to the mandatory exercise feature of the Preferred Shares) or whether the Warrant holders exercise their Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of shares of Common Stock that may be issued under the Preferred Shares or Warrants. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of Common Stock to the Preferred Share and Warrant holders under the terms of the Offering. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the Preferred Share and Warrant holders under the terms of the Offering.

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Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, would likely lead to our current stockholders owning a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities in connection with the Offering, if any, may cause a significant reduction in the percentage interests of our current stockholders in voting power, any liquidation value, our book and market value, and any future earnings. Further, the issuance or resale of Common Stock issued to the Preferred Share and Warrant holders could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Offering may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Offering under Nasdaq Listing Rule 5635(b) because the Preferred Shares and Warrant holders have agreed that, for so long as they hold any shares of our Common Stock, neither they nor any of their affiliates will acquire shares of our Common Stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 4.99% (which percentage can be increased to 9.99%) of the total outstanding shares of our Common Stock.

Potential Consequences if the Issuance Proposal is Not Approved

After extensive efforts to raise capital on more favorable terms, we believed that the Offering was the only viable financing alternative available to us at the time. If our stockholders do not approve this proposal, we will not be able to issue more than 20% of our outstanding shares of Common Stock to the Preferred Share and Warrant holders in connection with the Offering. As a result, we may be unable to make the dividend payments due to the holders of the Preferred Shares in shares of our Common Stock or issue sufficient shares upon conversion of the Preferred Shares or exercise of the Warrants. If we are unable to make such payments in shares of our Common Stock, we will have to satisfy such payment obligations by means of cash redemption payments to the holders of Preferred Stock. If we do not have sufficient cash resources to make these payments, we may need to delay, reduce or eliminate certain research and development programs or other operations, sell some or all of our assets or merge with another entity.

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Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Iroquois Capital Investment Group, LLC (“ICIG”), which owns more than 5% of our voting securities, and its affiliate Iroquois Master Fund Ltd. (“IMF”) participated in the Offering. ICIG and IMF may by unable to convert all of the Preferred Shares and exercise all of the Warrants issued to them in connection with the Offering if this proposal is not approved by our stockholders. Neither ICIG nor IMF will, by virtue of the issuance of the Conversion Shares and Warrant Shares to which each is entitled upon conversion of their respective Preferred Shares and Warrants at the Initial Conversion Price and Exercise Price, as applicable, acquire rights to a majority of the voting power of the Company, based on the number of shares of Common Stock outstanding as of the Record Date.

Further Information

The terms of the Securities Purchase Agreement, the Certificate of Designations and the Warrants are only briefly summarized above. For further information, please refer to the forms of the Securities Purchase Agreement, the Certificate of Designations and the Warrants, which were filed with the SEC as exhibits to our Current Report on Form 8-K filed on February 21, 2023 and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Required Vote and Board Recommendation

If a quorum is present and voting, the affirmative vote of a majority of the votes cast at the Special Meeting by the holders of shares entitled to vote on the Issuance Proposal is required to ratify such proposal.

The Board unanimously recommends that you vote

“FOR” the Issuance Proposal.

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Proposal 2: Approval of the Charter Amendment

Background and Description of Proposal

Our Board has approved, subject to stockholder approval, an amendment to our Charter to define the threshold required to achieve a quorum at a meeting of the Company’s stockholders as one third of the shares entitled to vote at such meeting (the “Proposed Quorum”). The form of the proposed Certificate of Amendment effecting the amendment (the “Charter Amendment”) is attached to this Proxy Statement as Appendix A.

A quorum is the minimum number of stockholders that must be present in person or by proxy at a stockholder meeting in order for that meeting to be validly held. The New Jersey Business Corporations Act defines a quorum as the holders of shares entitled to cast a majority of the votes at a meeting but provides that a corporation may establish a different threshold in its certificate of incorporation. Our Charter currently provides that the holders of the shares entitled to cast a majority of the votes at a meeting of stockholders shall constitute a quorum at such meeting (the “Current Quorum”). Under the Nasdaq Listing Rules, the minimum quorum requirement is 33 1/3%. Our Current Quorum is above the minimum quorum requirement under the Nasdaq Listing Rules.

We may have difficulty reaching our Current Quorum for our stockholder meetings in a timely manner. If we do not achieve our Current Quorum by the originally scheduled meeting date for a given meeting, then we would have to adjourn the meeting for some period to allow us to solicit further proxies from our stockholders in order to reach the Current Quorum and validly hold the meeting of stockholders.

As a result of the above, the Board believes that a reduction in the quorum required for any future stockholder meetings from the Current Quorum to the Proposed Quorum, and the adoption of the Charter Amendment to reflect the Proposed Quorum, is in the best interests of the Company and its stockholders, because the Proposed Quorum:

●	will reduce the risk of our failing to achieve the required quorum for any future stockholder meetings, which failure would require us to adjourn such meetings and therefore cause us to incur additional costs, such as additional virtual meeting host costs and possibly hiring proxy solicitors, and suffer disruptions to our business; and
●	is high enough to ensure that a broad range of stockholders are present at a stockholder meeting in person or by proxy.

Accordingly, the Board has adopted and declared advisable the Charter Amendment, subject to stockholder approval.

Required Vote and Board Recommendation

If a quorum is present and voting, the affirmative vote of a majority of the votes cast at the Special Meeting by the holders of shares entitled to vote on this proposal is required to approve the Charter Amendment Proposal.

The Board unanimously recommends that you vote

“FOR” the Charter Amendment Proposal.

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Proposal 3: Approval of the Adjournment Proposal

Background and Description of Proposal

Our Board has approved a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal or the Charter Amendment Proposal.

The approval of each of the Issuance Proposal and the Charter Amendment Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting by the holders of shares entitled to vote on such proposal. The Board believes that if the number of votes received with respect to the either proposal is less than said majority and is therefore insufficient to approve such proposal, then it may be in the best interests of the stockholders to adjourn the Special Meeting to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Issuance Proposal or the Charter Amendment Proposal, as applicable.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Issuance Proposal or the Charter Amendment Proposal, as applicable.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of votes represented by the outstanding stock entitled to vote at the Special Meeting will be against the Issuance Proposal or the Charter Amendment Proposal, we could adjourn or postpone the Special Meeting without a vote on the Issuance Proposal or the Charter Amendment Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Issuance Proposal or the Charter Amendment Proposal, as applicable.

Required Vote and Board Recommendation

If a quorum is present and voting, the affirmative vote of a majority of the votes cast at the Special Meeting by the holders of shares entitled to vote on this proposal is required to approve the Adjournment Proposal.

The Board unanimously recommends that you vote

“FOR” the Adjournment Proposal.

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Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our voting securities as of February 23, 2023 by (i) each person known to us to beneficially own five percent (5%) or more of any class of our voting securities; (ii) each of our named executive officers and directors; and (iii) all of our directors and executive officers as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o MyMD Pharmaceuticals, Inc., 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205. Percentage of Common Stock ownership is based on 39,470,009 shares of Common Stock issued and outstanding as of February 23, 2023. Percentage of Series D Preferred Stock ownership is based on 72,992 shares of Series D Preferred Stock issued and outstanding as of February 23, 2023.

The number of shares of Common Stock beneficially owned by the principal stockholders and the percentage of shares outstanding, as set forth below, take into account certain limitations on the exercise of warrants to purchase Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within sixty (60) days of February 23, 2023 by that stockholder are deemed outstanding.

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Name	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Class	Number of Shares of Series D Preferred Stock Beneficially Owned	Percentage of Class	Total Voting Power
5% Beneficial Owner
Richard Abbe / Iroquois Capital Investment Group LLC (2)	2,667,622	6.47%	-	*	6.46%
Caroline Williams / Starwood Trust (3)	5,020,182	12.32%	-	*	12.31%
Premas Biotech PVT Ltd. (4)	103,782	*	72,992	100%	*
Samuel Duffey (5)	2,241,812	5.65%		*	5.65%

Named Executive Officers and Directors
Joshua Silverman (6)	88,776	*	-	*	*
Bill J White (7)	73,776	*	-	*	*
Craig Eagle, M.D. (8)	482,375	1.21%	-	*	1.21%
Jude Uzonwanne (9)	115,770	*	-	*	*
Christopher C Schreiber (10)	88,238	*	-	*	*
Christopher Chapman, M.D. (11)	289,425	*	-	*	*
Adam Kaplin, M.D., PhD (12)	154,360	*	-	*	*
Paul Rivard (13)	169,360	*	-	*	*
All current executive officers and Directors as a group (9 persons)	1,472,080	3.60%	-	*	3.60%

* Less than 1%.

1.	Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of February 23, 2023, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into Common Stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding Common Stock beneficially owned by such person but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person. Percentage of Common Stock ownership is based on 39,470,009 shares of Common Stock issued and outstanding as of February 23, 2023.

2.	This information is based on a Schedule 13G/A filed with the SEC on February 14, 2023 by Iroquois Capital Management, LLC (“Iroquois Capital”). The principal business office is 125 Park Avenue, 25th Floor, New York, NY 10017. Iroquois Capital is the investment advisor for Iroquois Master Fund, Ltd. (“IMF”). As directors of IMF, Kimberly Page and Richard Abbe make voting and investment decisions on behalf of IMF. As a result of the foregoing, Ms. Page and Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by Iroquois Capital and IMF. IMF owns 31,184 shares of Common Stock and warrants to purchase 1,126,105 shares of Common Stock (all of which are subject to a 9.99% beneficial ownership blocker).

Mr. Abbe also has voting control and investment discretion over securities held by Iroquois Capital Investment Group LLC (“ICIG”). As such, Mr. Abbe may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by ICIG. ICIG owns 700,414 shares of Common Stock and warrants to purchase 645,039 shares of Common Stock (all of which are subject to a 9.99% beneficial ownership blocker). In addition, by virtue of his position as a custodian or trustee of certain Accounts (The Samantha Abbe Irrevocable Trust, The Talia Abbe Irrevocable Trust and The Bennett Abbe Irrevocable Trust), Mr. Abbe may be deemed to be the beneficial owner of the 115,770 shares of Common Stock held in aggregate by such Accounts. In addition, by virtue of his position as trustee of the Abbe Berman Foundation, Mr. Abbe may be deemed to be the beneficial owner of the 49,110 shares of Common Stock held by the Abbe Berman Foundation.

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3.	This information is based on a Schedule 13D filed with the SEC on April 16, 2021 by Caroline Williams, Individually and as Trustee of the Starwood Trust (“Trust”). The Schedule 13D reports shared voting power for 3,747,210 shares of Common Stock and shared dispositive power for 3,747,210 shares of Common Stock. The Common Stock is held directly by the Trust. As trustee of the Trust, Ms. Williams makes voting and investment decisions on behalf of the Trust. As a result of the foregoing, Ms. Williams may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange) of the securities held by The Starwood Trust. The principal business address of The Starwood Trust is 324 South Hyde Park Avenue, Suite 350, Tampa, Florida 33606. The Trust owns 2,471,479 shares of Common Stock and options to purchase 1,275,731 shares of Common Stock.

Ms. Williams individually owns 1,272,972 shares of Common Stock as such is deemed to have beneficial ownership.

4.	On March 23, 2020, Premas Biotech PVT., Ltd received 103,782 shares of Common Stock and 72,992 shares of Series D Convertible Preferred Stock as partial compensation for their rights to Cystron.

Prabuddha Kundu has sole voting and dispositive power over the securities held for this account.

5.	This information is based on a Schedule 13D filed with the SEC on September 8, 2022 by Samuel Duffey, individually and as trustee of the Rachel Jean Williams 2021 Irrevocable Trust (“RJW Trust”). The Schedule 13D reports that Mr. Duffey holds sole voting and dispositive power over 968,841 shares of Common Stock, which includes (i) 775,891 shares of Common Stock and (ii) 192,950 shares of Common Stock that may be acquired by Mr. Duffey pursuant to options. Mr. Duffey holds shared voting and dispositive power with respect to 1,272,971 shares of Common Stock that are held by the Trust as its sole trustee.

The principal business address of Mr. Duffey is 8771 Grey Oaks Ave., Sarasota, Florida 34238.

6.	Represents (i) 15,000 shares of Common Stock by Mr. Silverman and (ii) 73,776 Restricted Stock Unit (“RSU”) awards to Mr. Silverman that are vested or scheduled to vest within 60 days of the Record Date.

7.	Represents 73,776 RSU awards to Mr. White that are vested or scheduled to vest within 60 days of the Record Date.

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8.	Dr. Eagle individually owns 482,375 shares of Common Stock issuable upon the exercise of options which vested immediately upon grant and expire April 16, 2023.

9.	Represents 115,770 shares of Common Stock issuable upon the exercise of options held by Mr. Uzonwanne exercisable within 60 days of the Record Date.

10.	Represents 88,238 RSU awards to Mr. Schreiber that are vested or scheduled to vest within 60 days of the Record Date.

11.	Dr. Chapman individually owns 289,425 shares of Common Stock issuable upon the exercise of options which vested immediately upon grant and expire on April 16, 2023.

12.	Dr. Kaplin individually owns 154,360 shares of Common Stock issuable upon the exercise of options which options vested immediately upon grant and expire April 16, 2023.

13.	Mr. Rivard individually owns 25,000 shares of Common Stock and 77,180 shares of Common Stock issuable upon the exercise of options which fully vested upon grant and expire on April 16, 2023. The Paul & Jennifer Rivard Revocable Living Trust (the “Rivard Trust”) owns 77,180 shares of Common Stock issuable upon the exercise of options which fully vested upon grant and expire on April 16, 2023. Mr. Rivard makes voting and investment decisions on behalf of the Rivard Trust. As a result of the foregoing, Mr. Rivard may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of securities held by the Rivard Trust.

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Other Matters

The Board knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2023 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than the close of business on June 28, 2023 to our headquarters at 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205, Attention: General Counsel. However, pursuant to Rule 14a-8, if the 2023 Annual Meeting is held on a date that is before November 14, 2023 or after January 13, 2024, then a stockholder proposal submitted for inclusion in our proxy statement and form of proxy for the 2023 Annual Meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2023 Annual Meeting.

Stockholders wishing to submit proposals to be presented directly at the 2023 Annual Meeting instead of by inclusion in next year’s proxy statement must follow the notice procedures set forth in our Bylaws. Pursuant to our Bylaws, notice of a nomination or proposal must be delivered to at our headquarters at 855 N. Wolfe Street, Suite 601, Baltimore, MD 21205, Attention: General Counsel, not less than 60 days and not more than 90 days prior to the anniversary date of the immediately preceding annual meeting, or if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made (which for this purpose shall include any and all filings of the Company made on the EDGAR system of the SEC or any similar public database maintained by the SEC), whichever first occurs. Accordingly, for our 2023 Annual Meeting, notice of a nomination or proposal must be delivered to us no later than October 15, 2023 and no earlier than September 15, 2023; provided, however, if and only if the 2023 Annual Meeting is not scheduled to be held between November 14, 2023 and January 13, 2024, to be timely, notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made. Nominations and proposals also must satisfy other requirements set forth in the Charter and the Bylaws. As discussed above, to be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. If a stockholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

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For the 2023 Annual Meeting, we will be required pursuant to new Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2023 Annual Meeting, notice must be received no later than October 16, 2023. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

Where You Can Find Additional Information

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

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Appendix A

Form of Charter Amendment

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Certificate of Amendment to the
Amended and Restated CERTIFICATE oF INCORPORATION

(For Use by Domestic Profit Corporation)

Pursuant to the provisions of Sections 14A:9-2 (4) and 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Amended and Restated Certificate of Incorporation, dated April 16, 2021:

1.	The name of the Corporation is: MyMD Pharmaceuticals, Inc.

2.	The following amendment to the Amended and Restated Certificate of Incorporation was approved by the directors of the Corporation on the [●] day of [●], [●] and thereafter duly adopted by the shareholders of the Corporation on the [●] day of [●], [●].

Resolved that the second paragraph of Article VIII of the Amended and Restated Certificate of Incorporation be amended to read as follows:

Except as otherwise required by law, with respect to shares of Common Stock and any shares of Preferred Stock voting together with the Common Stock as a class, the holders of the shares entitled to cast one third of the votes at a meeting of stockholders shall constitute a quorum at such meeting. Except as otherwise required by law, with respect to shares of any class or series of Preferred Stock not voting together as a class with the Common Stock, the holders of the number of shares specified by the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series of Preferred Stock shall constitute a quorum

3.	The number of shares outstanding at the time of the adoption of the amendment was: [●] The total number of shares entitled to vote thereon was: [●]

4.	The number of shares voting for and against such amendment is as follows:

Number of Shares Voting for Amendment: [●]	Number of Shares Voting Against Amendment: [●]

5.	The number of outstanding shares of each class or series entitled to vote thereon as a class, was: [●]. Such shares include shares of common stock and outstanding shares of Series D Convertible Preferred Stock voting together with the holders of common stock, on an as-converted basis, as a single class with the common stock.

6.	The number of shares voting for and against such amendment is as follows:

Number of Shares Voting for Amendment: [●]	Number of Shares Voting Against Amendment: [●]

7.	This Certificate of Amendment shall be effective on [●], at [●]

[Remainder of Page Intentionally Left Blank;
Signature Page Follows]

Certificate of Amendment to the Amended and Restated Certificate of Incorporation	25

MyMD Pharmaceuticals, Inc.

By:
	Name:	Chris Chapman, M.D.
	Title:	President and Chief Medical Officer

Dated this __ day of __________, ____

Certificate of Amendment to the Amended and Restated Certificate of Incorporation	26

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 19, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MYMD2023SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 19, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V01661-S63013 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MYMD PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V01662-S63013

MYMD PHARMACEUTICALS, INC.
Special Meeting of Stockholders
April 20, 2023 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Chris Chapman, M.D. as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of MYMD PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. Eastern time on April 20, 2023, in a virtual format only via live audio website at www.virtualshareholdermeeting.com/MYMD2023SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side